
SAGINAW
SAGINAW

RAND LOGISTICS, INC.



Rand Logistics, Inc. (NASDAQ: RLOG)
Third Quarter FY2015
Earnings Conference Call
February 05, 2015
8:30 a.m. ET

Forward-Looking Statements



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of an economic downturn in certain of our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 12, 2014.

RAND
LOGISTICS, INC.

Today's Hosts



- **Ed Levy**
  Executive Vice Chairman
- **Joe McHugh**
  Chief Financial Officer
- **Laurence Levy**
  Executive Vice Chairman
- **Scott Bravener**
  President of Lower Lakes

RAND
LOGISTICS, INC.

Business Environment and Operational Overview



- **Continued Trend of Improved Vessel Operating and Reliability Performance and Strong Customer Demand in Q3 FY 2015**
  - Operating income plus depreciation, amortization, loss on foreign exchange and lease termination expense of $15.1 million, up 15.2% (+20.7% constant currency)
  - Gains tempered by weakness in Canadian dollar
  - New long term contractual business helping to rebalance commodity mix, leverage route network and improve trade pattern efficiencies
  - Also benefitting from higher water levels, modest contractual price increases and improved reliability and operating metrics
- **Sailing Days down 0.7%, or 9 days, related to timing of vessel lay ups**
  - Fleet utilization of 98.6% versus 99.3%
  - Delay time losses of 139 days (10.2% of Sailing Days) versus 178 days (13.0% of Sailing Days)
- **Customer Demand Remained Strong**

Q3 FY 2015 HIGHLIGHTS:	
Tonnage hauled:	+ 13.8%
Salt tonnage :	+71%
Aggregates tonnage:	+9%
Iron ore tonnage:	+29%
Freight and Related Revenue:	+5.3%
Sailing Days:	-0.7% / 9 days
Vessels Operated:	15
Fleet Utilization:	98.6%
Vessel operating costs/day:	-8.3%
Vessel margin/day :	$13,633
Op Income + D&A + loss on FX and lease termination expense*	+20.7%

* Assuming constant currency

RAND LOGISTICS, INC.

Summary Historical Financial Results




Freight & Related Rev/Day
Vessel Operating Exp/Day*
G&A/Day **
Repairs & Maintenance/Day
$/Day
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
$27,266
$16,583
$3,222
$1,640
$27,087
$15,763
$2,934
$1,692
$27,092
$16,988
$2,963
$1,635
$28,922
$15,692
$2,963
$1,929
$30,035
$17,209
$3,436
$2,129
$30,760
$18,322
$2,919
$1,726
$31,823
$18,227
$3,132
$1,810
FY2009
FY2010
FY2011
FY2012
FY2013
FY2014
LTM Dec 2014

Sailing Days	3,148	3,143	3,338	3,721	3,922	4,166	4,098
# of Vessels	12	12	12	14	16	15	15

* **Vessel Operating Exp** is net of fuel surcharge revenue

** **G&A** excludes Lender Amendment Fee in FY2010

RAND
LOGISTICS, INC.

Business Environment and Operational Overview




Great Lakes Dry-Bulk Cargo Carriage – December YTD
(net tons in thousands)
Iron Ore
60,000
59,000
58,000
57,000
56,000
55,000
54,000
58,303
58,914
59,600
1.2%
2013
YTD 5-Yr Average
2014
Limestone
28,000
27,000
26,000
25,000
24,000
23,000
22,000
27,606
27,696
27,113
-2.1%
2013
YTD 5-Yr Average
2014
Coal
28,000
27,000
26,000
25,000
24,000
23,000
22,000
24,634
27,395
24,496
-10.6%
2013
YTD 5-Yr Average
2014

Rand total tonnage for Q3 FY2015 increased by 13.8% year-over-year, excluding outside voyage charter.

RAND LOGISTICS, INC.

Rand Tonnage By Cargo



Q3 FY2014



Slag 1.6%
Pet Coke 0.7%
Coke 1.0%
Oxide 0.3%
Salt 8.2%
Grain 16.3%
Aggregates 45.3%
Ore 13.4%
Coal 13.2%
Aggregates
Coal
Ore
Grain
Salt
Slag
Pet Coke
Coke
Oxide

Q3 FY2015



Slag 0.9%
Pet Coke 2.3%
Coke 0.6%
Oxide 1.0%
Potash 0.6%
Salt 12.3%
Grain 12.2%
Aggregates 43.5%
Ore 15.2%
Coal 11.4%
Aggregates
Coal
Ore
Grain
Salt
Slag
Pet Coke
Coke
Oxide
Potash

RAND LOGISTICS, INC.

Rand Tonnage By Cargo YTD




Dec YTD FY2014
Pet Coke 0.9%
Oxide 0.6%
Potash 0.0%
Coke 0.5%
Slag 2.0%
Grain 11.1%
Salt 9.6%
Aggregates 51.9%
Ore 11.0%
Coal 12.4%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Oxide
Potash
Coke


Dec YTD FY2015
Slag 1.1%
Pet Coke 1.7%
Potash 0.5%
Oxide 1.0%
Coke 0.7%
Grain 10.3%
Salt 12.5%
Aggregates 46.6%
Ore 13.9%
Coal 11.7%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Potash
Oxide
Coke

RAND LOGISTICS, INC.

Key Metrics



Q3 FY2015 vs. Q3 FY2014

Sailing Days


1,600
1,200
800
400
0
1,370
-0.7%
1,361
Q3 FY2014
Q3 FY2015

Freight & Related Revenue per Day


32,000
30,000
28,000
26,000
29,101
6.0%
30,834
Q3 FY2014
Q3 FY2015

Delay Days


200
160
120
80
178
-21.9%
139
Q3 FY2014
Q3 FY2015

- Our vessel utilization decreased from 99.3% in Q3 FY2014 to 98.6% in Q3 FY2015 of the theoretical maximum of 1,380 Sailing Days.
- Delay days measure the lost time incurred by our vessels while in operation. This measure includes inclement weather, dock delays, traffic congestion, vessel mechanical delays and other varied delays.
- Our lost time factor, which is delay days as a percentage of Sailing Days, decreased from 13.0% in Q3 FY2014 to 10.2% in Q3 FY2015.

RAND LOGISTICS, INC.



Key Metrics YTD

Nine Months Ended December FY2014 vs. December FY2015

Sailing Days


4,500
4,000
3,500
3,000
2,500
3,918
-1.7%
3,850
Dec. YTD FY2014
Dec. YTD FY2015

Freight & Related Revenue per Day


34,000
32,000
30,000
28,000
31,248
3.6%
32,384
Dec. YTD FY2014
Dec. YTD FY2015

Delay Days


450
400
350
300
250
400
-14.5%
342
Dec. YTD FY2014
Dec. YTD FY2015

- Our vessel utilization decreased from 95.0% for December YTD FY2014 to 93.3% for December YTD FY2015 of the theoretical maximum of 3,850 Sailing Days.
- Delay days measure the lost time incurred by our vessels while in operation. This measure includes inclement weather, dock delays, traffic congestion and vessel mechanical delays.
- Our lost time factor, which is delay days as a percentage of Sailing Days, decreased from 10.2% for Dec. YTD FY2014 to 8.9% for Dec. YTD FY2015.

RAND LOGISTICS, INC.

Financial Overview



	Three Months Ended December 31, 2014	Three Months Ended December 31, 2013
Sailing Days	1,361	1,370
Freight & Related Revenue/Sailing Day	$30,834	$29,101
(Vessel Operating Expenses less Fuel and Other Surcharge Revenue)/Sailing Day	$17,166	$17,426
G&A (in millions)	$3.5	$2.9
Average F/X Rate	$0.881 USD per CAD	$0.953 USD per CAD

RAND LOGISTICS, INC.

Financial Overview



	Nine Months Ended December 31, 2014	Nine Months Ended December 31, 2013
Sailing Days	3,850	3,918
Freight & Related Revenue/Sailing Day	$32,384	$31,248
(Vessel Operating Expenses less Fuel and Other Surcharge Revenue)/Sailing Day	$18,218	$18,321
G&A (in millions)	$9.7	$9.0
Average F/X Rate	$0.905 USD per CAD	$0.964 USD per CAD

RAND LOGISTICS, INC.

Financial Overview



Operating Income Plus Depreciation, Amortization, Loss (Gain) on Foreign Exchange and Loss on Termination of Vessel Lease
Q3 FY2015 vs. Q3 FY2014 Bridge
(U.S. Dollars In Millions)



$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$13.1
$3.4
($0.7)
($0.7)
$15.1
Q3 FY2014 Actual
Vessel Margin
FX
Admin.
Q3 FY2015 Actual

RAND LOGISTICS, INC.

Financial Overview



Operating Income Plus Depreciation, Amortization, Loss (Gain) on Foreign Exchange and Loss on Termination of Vessel Lease
Dec. YTD FY2015 vs. Dec. YTD FY2014 Bridge
(U.S. Dollars In Millions)



$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$40.7
$8.2
($2.5)
($1.5)
($1.0)
($0.3)
$43.6
Dec YTD FY2014 Actual
May to Dec Vessel Margin
April Vessel Margin
FX
Admin.
WW/Layup/Fitout
Dec YTD FY2015 Actual
Dec YTD FY2014 Actual
May to Dec Vessel Margin
April Vessel Margin
FX
Admin.
WW/Layup/Fitout
Dec YTD FY2015 Actual

RAND LOGISTICS, INC.

Trailing Operating Income plus D&A, Loss (Gain) on FX and Loss on Termination of Vessel Lease




Operating Income Plus Depreciation, Amortization, Loss (Gain) on Foreign Exchange and Loss on Termination of Vessel Lease *
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
FY12 Q2
FY12 Q3
FY12 Q4
FY13 Q1
FY13 Q2
FY13 Q3
FY13 Q4
FY14 Q1
FY14 Q2
FY14 Q3
FY14 Q4
FY15 Q1
FY15 Q2
FY15 Q3
Trailing Four Quarters Operating Income plus Depreciation, Amortization, Loss (Gain) on Foreign Exchange and Loss on Termination of Vessel Lease

* Excludes Lender Amendment Fee of $446K incurred in FY2010 and acquisition related costs in FY2011

RAND LOGISTICS, INC.

Non-GAAP Financial Measure/Financial Tables

(U.S. Dollars 000's except per day statistics)



FY2015 - Q3

	FY2015 Actual	FY2014 Actual	Increase/(Decrease)		FX Impact (Unfavorable)/Favorable	Constant Currency Increase/(Decrease)[1]	
			Change $	Change %	Change $	Change $	Change %
Average Fx Rate	0.881	0.953					
Sailing Days	1,361	1,370	(9)	-0.7%			
Financial Highlights (US$ '000s)							
Freight and Related Revenue	$41,965	$39,868	$2,097	5.3%	($1,853)	$3,950	9.9%
Total Revenue	$48,065	$48,899	($834)	-1.7%	($2,296)	$1,462	2.9%
Vessel Margin	$18,554	$16,018	$2,536	15.8%	($871)	$3,407	21.3%
General & Admin Expense	$3,498	$2,947	$551	18.7%	($146)	$697	23.7%
Operating income plus depreciation, amortization of drydock costs, amortization of intangibles, loss (gain) on foreign exchange and loss on termination of vessel lease[2]	$15,056	$13,071	$1,985	15.2%	($725)	$2,710	20.7%
Per Day Statistics							
Freight and Related Revenue/Day	$30,834	$29,101	$1,733	6.0%	($1,362)	$3,095	10.6%
Total Revenue/Day	$36,051	$36,423	($372)	-1.0%	($1,687)	$1,315	3.6%
Vessel Margin/Day	$13,633	$11,692	$1,941	16.6%	($638)	$2,579	22.1%

Non-GAAP Reconciliation (US$ '000s)		
Vessel Margin	$18,554	$16,018
General & Admin Expense	$3,498	$2,947
Operating income plus depreciation, amortization of drydock costs, amortization of intangibles, loss (gain) on foreign exchange and loss on termination of vessel lease[2]	$15,056	$13,071
Loss (Gain) on foreign exchange[2]	$290	($6)
Loss on termination of vessel lease	$2,660	$0
Depreciation, Amortization of Drydock & Intangibles	$5,749	$5,403
Operating Income	$6,357	$7,674

Note:

1. The constant currency information presented is calculated by translating current period results using prior period foreign currency exchange rates.

2. Loss (gain) on foreign exchange during the three month period ended December 31, 2014 was primarily a non-cash loss on translation of approximately $34.2 million USD denominated debt incurred in March 2014 and carried on the balance sheet of the Canadian subsidiary.

RAND LOGISTICS, INC.

Non-GAAP Financial Measure/Financial Tables
(U.S. Dollars 000's except per day statistics)



FY2015 - Dec 2014 YTD

	FY2015 Actual	FY2014 Actual	Increase/(Decrease)		FX Impact (Unfavorable)/Favorable	Constant Currency Increase/(Decrease)[1]	
			Change $	Change %	Change $	Change $	Change %
Average Fx Rate	0.905	0.964					
Sailing Days	3,850	3,918	(68)	-1.7%			
Financial Highlights (US$ '000s)							
Freight and Related Revenue	$124,690	$122,428	$2,252	1.8%	($4,277)	$6,529	5.3%
Total Revenue	$146,644	$148,841	($2,197)	-1.5%	($5,279)	$3,082	2.1%
Vessel Margin	$53,317	$49,734	$3,583	7.2%	($1,804)	$5,387	10.8%
General & Admin Expense	$9,697	$9,023	$674	7.5%	($324)	$998	11.1%
Operating income plus depreciation, amortization of drydock costs, amortization of intangibles, loss (gain) on foreign exchange and loss on termination of vessel lease[2]	$43,620	$40,711	$2,909	7.1%	($1,483)	$4,392	10.8%
Per Day Statistics							
Freight and Related Revenue/Day	$32,384	$31,248	$1,136	3.6%	($1,112)	$2,248	7.2%
Total Revenue/Day	$38,089	$37,989	$100	0.3%	($1,372)	$1,472	3.9%
Vessel Margin/Day	$13,849	$12,694	$1,155	9.1%	($468)	$1,623	12.8%

Non-GAAP Reconciliation (US$ '000s)		
Vessel Margin	$53,317	$49,734
General & Admin Expense	$9,697	$9,023
Operating income plus depreciation, amortization of drydock costs, amortization of intangibles, loss (gain) on foreign exchange and loss on termination of vessel lease[2]	$43,620	$40,711
Loss (Gain) on foreign exchange	$753	$54
Loss on termination of vessel lease	$2,660	$0
Depreciation, Amortization of Drydock & Intangibles	$17,447	$16,291
Operating Income	$22,760	$24,366

Note:

1. The constant currency information presented is calculated by translating current period results using prior period foreign currency exchange rates.

2. Our results for the nine month period ended December 31, 2014 reflect the effects of the harshest winter experienced on the Great Lakes in approximately thirty years and the resultant late start of the 2014 sailing season. Operating income plus depreciation, amortization of drydock costs, amortization of intangibles and loss on foreign exchange was $3.0 million lower in April 2014 than in April 2013.

RAND LOGISTICS, INC.

Fiscal Year 2015 Insights and Outlook



- Sharpening Focus on Return on Invested Capital
  - Capitalizing on IT investments
  - Formalizing ROIC parameters for contract terms and pricing
  - Continuing to improve reliability and operating efficiency metrics
  - Rationalizing costs
  - Increasing self sufficiency relating to ship repair and maintenance
  - Introducing newest vessel
- Terminated Bareboat Charter Agreement for McKee Sons
- Strengthened Board with New Independent Industry Veterans

RAND LOGISTICS, INC.